SUNRISE TECHNOLOGIES INTERNATIONAL, INC.

                                  EXHIBIT 23.1


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



            We consent to the incorporation by reference in the Registration Statement (Form S-3, No. 33-53450) and in the related Prospectus, and in the Registration Statement (Form S-8, No. 33-53466) pertaining to the 1988 Stock Option Plan and in the Registration Statement (Form S-8, No. 33-53448) pertaining to the 1992 Employee Stock Purchase Plan of Sunrise Technologies International, Inc. of our report dated March 1, 1996 with respect to the consolidated financial statements and schedule of Sunrise Technologies International, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 1995.


                                                          ERNST & YOUNG LLP


       PALO ALTO, CALIFORNIA
       MARCH 1,  1996



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


                    SUNRISE TECHNOLOGIES INTERNATIONAL, INC.
                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Fremont, State of California, on the 24th day of March, 1995.

                             SUNRISE TECHNOLOGIES INTERNATIONAL, INC.

                             By: /s/ David W. Light
                                 ----------------------------------------------
                                    President and Chief Executive Officer



                                POWER OF ATTORNEY

     Each of the officers and directors of Sunrise Technologies International, Inc. whose signature appears below hereby constitutes and appoints David W. Light and Joseph W. Shaffer, and each of them, their true and lawful attorneys-in-fact and agents, with full power and substitution, each with power to act alone, to sign and execute on behalf of the undersigned any amendment or amendments to this Report on Form 10-K, and to perform any acts necessary to be done in order to file such amendment, and each of the undersigned does hereby ratify and confirm all that such attorneys-in-fact and agents, or their or his substitutes, shall do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

          Signature                                             Title                            Date

     /s/ David W. Light                                President and Chief Executive Officer      March 28, 1996
    ------------------------



     /s/ Joseph W.Shaffer                              Vice President and Director                March 28, 1996
    -----------------------


     /s/ Martin D. Meeker                              Vice President, Finance and                March 28, 1996
    -----------------------                            Chief Financial Officer (Principal
                                                       Financial and Accounting Officer)

                                                       Director                                   March 28, 1996
    /s/ Harold F. Enright
    -----------------------

    /s/ Joseph D.  Koenig                              Director                                   March 28, 1996
    -----------------------


     /s/ Ronald A. Slocum                              Director                                   March 28, 1996
    -----------------------


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